Exhibit 99.1


CERTIFICATION BY THE CHIEF EXECUTIVE OFFICE AND CHIEF FINANCIAL OFFICER RELATING
                         TO A PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS

     Pursuant to 18 U.S.C. Section 1350, James N. Jannello, chief executive officer, and Linda Bieler, chief financial officer, of Janel World Trade, Ltd., Inc. (the "company") hereby certify that to the best of my knowledge:

     (1) the company's Form 10-Q periodic report containing financial statements for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the company.

Dated:  August  13,  2002

Chief  Executive  Officer                           Chief  Financial  Officer

/s/  James  N.  Jannello                            /s/  Linda  Bieler
-------------------------------                     ----------------------------
James  N.  Jannello                                 Linda  Bieler


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